EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
    1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910 o 903-593-1767
                               o Fax 903-593-1094


                                  NEWS RELEASE


For verification, contact:  Gerald W. Free, Vice Chairman/President/CEO
                            Derrell W. Chapman, Executive Vice President/COO/CFO

Telephone: (903) 593-1767
Fax:       (903) 593-1094

For immediate release: August 2, 2002

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                       EAST TEXAS FINANCIAL SERVICES, INC.
                                REPORTS EARNINGS
                                AND CASH DIVIDEND

Tyler, Texas, August 2, 2002, - - - Today, East Texas Financial Services, Inc., the holding company for First Federal Savings and Loan Association of Tyler reported that consolidated net income for the nine months ended June 30, 2002 was $1.5 million or $1.36 per share and $1.34 per share assuming dilution, compared to $479,000 or $.43 per share and $.43 per share assuming dilution for the nine months ended June 30, 2001.

For the three month period ended June 30, 2002, the Company reported net income of $502,000 or $.45 per share and $.44 per share assuming dilution, compared to $138,000 or $.12 per share and $.12 per share assuming dilution for the three months ended June 30, 2001.

Net interest income after provision for loan losses increased to $4.7 million for the nine months ended June 30, 2002, compared to $3.0 million for the nine months ended June 30, 2001, a $1.7 million or a 54.9% increase. Non-interest income increased to $863,000 for the nine months ended June 30, 2002, compared to $639,000 for the nine months ended June 30, 2001, a 35.1% increase. Total noninterest expense was reported as $3.2 million for the nine months ended June 30, 2002, compared to $2.9 million for the nine months ended June 30, 2001, an 11.3% increase.

Total assets were reported as $219.1 million at June 30, 2002, deposits totaled $106.7 million, and stockholders' equity was $19.0 million. The Company reported a book value per share of $16.31 at June 30, 2002, based on 1,162,320 outstanding shares. Shares of Company stock traded between $10.77 and $11.70 per share during the quarter ended June 30, 2002.

At June 30, 2002, non-performing assets totaled $1.3 million or .60% of total assets, compared to $1.6 million or .74% of total assets at September 30, 2001. Non-performing loans equaled $984,000 or .70% of loans receivable, compared to $1.3 million or 1.14% of loans receivable at September 30, 2001. Classified assets were reported as $2.2 million or .98% of total assets at June 30, 2002, compared to $2.7 million or 1.27% of total assets at September 30, 2001.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported, at June 30, 2002, as 7.47% for both Tangible and Tier 1 capital ratios. The minimum regulatory requirements for Tangible and Tier 1 capital ratios were 1.50% and 4.00 respectively. The Association's Risk-based capital ratio was 14.3 % at June 30, 2002, compared to the minimum 8.0% regulatory requirement.

In other matters, The Company announced that the Company would continue its quarterly cash dividend of $0.05 per share to be paid on August 28, 2002 to stockholders of record as of August 14, 2002.

East Texas Financial Services, Inc. is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates three full service offices and one loan agency in the Tyler area and one full service office in Gilmer, Texas.

The Company's stock is traded under the symbol "ETFS" on the OTC Electronic Bulletin Board.





                           - financial data follows -


                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                   ASSETS                                   June 30, 2002     September 30, 2001
                                                                            -------------       -------------
                                                                             (Unaudited)
Cash and due from banks                                                     $   1,932,882       $   2,013,647
Interest-bearing deposits with banks                                              194,222           2,824,364
Interest-earning time deposits with financial institutions                        300,000             600,000
Federal funds sold                                                                      0              86,242
Investment securities available-for-sale                                          503,389           6,843,583
Mortgage-backed securities available-for-sale                                  22,913,329          27,352,449
Investment securities held-to-maturity (estimated market
           value of $10,016,762 at June 30, 2002, and
           $8,075,494 at September 30, 2001)                                    9,734,337           7,765,537
Mortgage-backed securities held-to-maturity (estimated
           market value of $32,012,353 at June 30, 2002
           and $36,585,979 at September 30, 2001)                              31,399,823          35,879,076
Loans receivable, net of allowance for credit losses of $727,943
           at June 30, 2002 and $769,225 at September 30, 2001                139,900,384         115,847,396
Accrued interest receivable                                                     1,393,932           1,285,582
Federal Home Loan Bank stock, at cost                                           4,518,700           4,323,900
Premises and equipment                                                          2,616,935           2,656,988
Foreclosed assets, net                                                            336,222             259,498
Goodwill, net                                                                   2,170,381           2,170,381
Mortgage servicing rights                                                         108,339             174,128
Other assets                                                                    1,054,688           1,698,338
                                                                            -------------       -------------

           Total Assets                                                     $ 219,077,563       $ 211,781,109
                                                                            =============       =============

           LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
           Noninterest deposits                                             $   3,755,302       $   3,319,015
           Interest-bearing deposits                                          102,917,971         112,292,026
                                                                            -------------       -------------
               Total deposits                                                 106,673,273         115,611,041

           FHLB advances                                                       89,714,994          74,468,248
           Advances from borrowers for taxes and insurance                        771,866           1,267,900
           Federal income taxes
                Current                                                           769,417                   0
                Deferred                                                          515,083             670,706
           Accrued expenses and other liabilities                               1,670,343           1,849,333
                                                                            -------------       -------------
           Total liabilities                                                  200,114,976         193,867,228
                                                                            -------------       -------------
Stockholders' equity:
           Preferred stock, $0.01 par value, 500,000
              shares authorized, none outstanding
           Common stock, $0.01 par value, 5,500,000 shares authorized,
              1,884,492 shares issued and 1,162,320 outstanding                    18,845              18,845
           Additional paid-in-capital                                          12,473,302          12,473,302
           Unearned employee stock ownership plan shares                         (255,597)           (255,597)
           Retained earnings (substantially restricted)                        15,550,154          14,199,357
           Accumulated other comprehensive income                                  43,165             345,256
           Treasury stock, 722,172 shares at cost                              (8,867,282)         (8,867,282)
                                                                            -------------       -------------

                Total stockholder's equity                                     18,962,587          17,913,881
                                                                            -------------       -------------

                Total liabilities and stockholders' equity                  $ 219,077,563       $ 211,781,109
                                                                            =============       =============



The accompanying notes are an integral part of the consolidated financial statements.


                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)


                                                                   Three Months                          Nine Months
                                                                   Ended June 30,                        Ended June 30,
                                                               2002               2001               2002               2001
                                                         ------------       ------------       ------------       ------------
 INTEREST INCOME
              Loans receivable:
                   First Mortgage                          $  1,605,417       $  1,620,343       $  4,763,261       $  4,921,997
                   Consumer and other loans                     981,884            542,392          2,632,770          1,479,453
              Securities available-for-sale:
                   Investment securities                         40,479            157,581            166,652            521,350
                   Mortgage-backed securities                   183,626            503,037            556,294          1,981,169
              Securities held-to-maturity:
                   Investment securities                        154,628            176,105            463,888            918,555
                   Mortgage-backed securities                   427,240            389,083          1,450,617            763,079
              Deposits with banks:                                7,662             43,848             35,191            103,798
                                                           ------------       ------------       ------------       ------------

                   Total interest income                      3,400,936          3,432,389         10,068,673         10,689,401
                                                           ------------       ------------       ------------       ------------

     INTEREST EXPENSE

              Deposits                                          933,262          1,512,345          3,157,913          4,460,002
              FHLB advances                                     681,464            842,283          2,013,897          3,141,321
                                                           ------------       ------------       ------------       ------------

                   Total interest expense                     1,614,726          2,354,628          5,171,810          7,601,323
                                                           ------------       ------------       ------------       ------------

                   Net interest income before
                      provision for loan losses               1,786,210          1,077,761          4,896,863          3,088,078

              Provision for loan losses                          64,490             17,691            175,688             41,330
                                                           ------------       ------------       ------------       ------------

                   Net interest income after
                     provision for loan losses                1,721,720          1,060,070          4,721,175          3,046,748
                                                           ------------       ------------       ------------       ------------

     NONINTEREST INCOME
              Gain (loss) on sale of interest-earning assets     55,147             51,923            507,320            251,221
              Loan origination and commitment fees               31,174             25,344            114,169             67,999
              Loan servicing fees                               (15,696)             5,752            (75,014)            36,669
              Other                                             118,706            101,358            316,734            282,998
                                                           ------------       ------------       ------------       ------------

                   Total noninterest income                     189,331            184,377            863,209            638,887
                                                           ------------       ------------       ------------       ------------

     NONINTEREST EXPENSE
              Compensation and benefits                         712,168            600,780          2,002,263          1,737,820
              Occupancy and equipment                           105,969            103,819            327,876            328,522
              SAIF deposit insurance premium                      4,726              5,195             15,199             15,571
              Foreclosed assets, net                             36,766               (720)            71,997            (26,374)
              Goodwill amortization                                   0             39,367                  0            117,785
              Other                                             264,975            244,427            796,349            714,655
                                                           ------------       ------------       ------------       ------------

                   Total noninterest expense                  1,124,604            992,868          3,213,684          2,887,979
                                                           ------------       ------------       ------------       ------------

     Income (loss) before provision for income taxes            786,447            251,579          2,370,700            797,656

     Income tax expense (benefit)                               284,209            113,146            845,555            318,972
                                                           ------------       ------------       ------------       ------------

     NET INCOME (LOSS)                                     $    502,238       $    138,433       $  1,525,145       $    478,684
                                                           ============       ============       ============       ============


     Earnings per common share                             $       0.45       $       0.12       $       1.36       $       0.43
     Earnings per common share - assuming dilution                 0.44               0.12               1.34               0.43



The accompanying notes are an integral part of the consolidated financial statements.